UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  July 9, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e) As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Pier 1 Imports, Inc. (the “Company”) recommended, and the Board approved, the Company’s fiscal 2019 long-term incentive program applicable to the Company’s named executive officers. The long-term incentive program included awards of time-based and performance-based restricted stock which were granted on June 29, 2018.

On July 9, 2018, the Committee recommended to the Board, and the Board approved, a cash-based long-term incentive award (the “Award”) to Alasdair B. James, the Company’s President and Chief Executive Officer, as part of the long-term incentive program. The Award is based on the achievement of targeted earnings per share for the fiscal year beginning on and including March 1, 2020 and ending on and including February 27, 2021, as adjusted for specified significant unusual or non-recurring or recurring non-cash items or events as provided in the Pier 1 Imports, Inc. 2015 Stock Incentive Plan, as amended, with such adjustments to be determined by the Committee (referred to as “EPS as adjusted”).

The Award is payable in cash and has a target value of $1 million based on the achievement of EPS as adjusted, and may be awarded at $500,000 for threshold performance and up to $1.5 million for maximum performance with interpolation between levels.

The Award includes “double-trigger” provisions that will cause its pro-rata vesting following a change in control of the Company if (i) the Award is not assumed or equitably converted by the successor company, or (ii) the Award is assumed or equitably converted and Mr. James’ employment is terminated without “cause” or he resigns for “good reason” (each as defined in the award agreement) within one year of the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	July 12, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance
and General Counsel, Secretary